PROSPECT ASSET MANAGEMENT, INC.

                                 CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1



Prospect Asset Management, Inc. (the "Adviser"), investment adviser to the Prospect Japan Fund (the "Fund"), is confident that its officers, Directors, and employees act with integrity and good faith. The Adviser recognizes, however, that personal interests may conflict with the Prospect Japan Fund's interests where officers, Directors or employees:

     o    know about the Fund's present or future portfolio transactions; or

     o    have the power to influence the Fund's portfolio transactions; and

     o    engage in SECURITIES transactions for their personal account(s).

In an effort to prevent any conflicts from arising and in accordance with Rule 17j-1 under the Investment Company Act of 1940, the Adviser has adopted this code of ethics (the "Code") to address transactions that may create conflicts of interest, and to establish reporting requirements and enforcement procedures. (Definitions of UNDERLINED terms are included in Appendix I).

I.   ABOUT THIS CODE

     A.   WHO IS COVERED BY THE CODE?

          o    All Adviser officers;
          o    All Adviser Directors; and
          o    All Adviser employees.

     B.   WHAT RULES APPLY TO ME?

          This Code sets forth specific prohibitions regarding SECURITIES transactions. All officers, Directors and employees of the Adviser are considered both ACCESS PERSONS and INVESTMENT PERSONNEL, as defined in Appendix I, attached hereto. As such, all of the prohibitions and restrictions contained in this Code are universally applicable. The Code also sets out certain reporting requirements attached in Part A.

II.  STATEMENT OF GENERAL PRINCIPLES

     In recognition of the trust and confidence placed in the Adviser by the Fund, and because the Adviser believes that its operations should benefit the Fund's shareholders, the Adviser has adopted the following universally applicable principles:

          1. The interests of the Fund's shareholders are paramount. You must place shareholder interests before your own.

          2. You must accomplish all personal securities transactions in a manner that avoids a conflict between your personal interests and those of the Fund or its shareholders.

          3. You must avoid actions or activities that allow you or your family to benefit from your position with the Adviser, or that bring into question your independence or judgment.

III. PROHIBITIONS AND RESTRICTIONS APPLICABLE TO PROSPECT ASSET MANAGEMENT, INC.

     A.   PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

          You cannot, in connection with the purchase or sale, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by the Fund:

          1.   employ any device, scheme or artifice to defraud the Fund;

          2. make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          3. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

          4.   engage in any manipulative practice with respect to the Fund.

     B.   LIMITS ON ACCEPTING OR RECEIVING GIFTS.

          Access persons cannot accept or receive any gift of more than de minimis value from any person or entity in connection with the Fund's (or any series thereof) entry into a contract, development of an economic relationship, or other course of dealing by or on behalf of the Fund.

     C.   BLACKOUT PERIOD ON PERSONAL SECURITIES TRANSACTIONS.

          ACCESS PERSONS who in connection with their regular duties, make, participate in, or obtain information regarding the purchase or sale of SECURITIES by the Fund and any Natural CONTROL Persons who obtain information regarding recommendations of SECURITIES made to the Fund may not PURCHASE OR SELL, directly or indirectly, any SECURITY in which they have (or by reason of such transaction acquire) any BENEFICIAL OWNERSHIP on the same day as the same (or a related)
          SECURITY IS BEING PURCHASED OR SOLD by the Fund (or any series thereof).

     D.   PROHIBITION ON SELLING RECENTLY-ACQUIRED SECURITIES.

          ACCESS PERSONS who, in connection with their regular duties, make, participate in, or obtain information regarding THE PURCHASE OR SALE OF SECURITIES by the Fund; and Natural Control Persons who obtain information concerning recommendations of SECURITIES made to the Fund may not sell a SECURITY within 60 days of acquiring that SECURITY.

     E.   PRE-APPROVAL OF INVESTMENTS IN IPOS AND LIMITED OFFERINGS.

          ACCESS PERSONS who, in connection with their duties, make or participate in making recommendations regarding THE PURCHASE OR SALE OF SECURITIES by the Fund or Natural Control Persons who obtain information concerning recommended Securities must obtain approval from the Review Officer, (as defined in Section V below), before directly or indirectly acquiring BENEFICIAL OWNERSHIP of any securities in an IPO or LIMITED OFFERING.

IV.  REPORTING REQUIREMENTS

     Subject to Section VII hereof, all officers, Directors and persons with ACCESS must comply with the reporting requirements set forth in Part A.

V.   REVIEW AND ENFORCEMENT OF THIS CODE

     A.   APPOINTMENT OF A REVIEW OFFICER.

          A review officer (the "Review Officer") will be appointed by the President to perform the duties described in this Section V.

     B.   THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

          1. The Review Officer shall notify each person who becomes an ACCESS PERSON of the Adviser and who is required to report under this Code and their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

          2.   The Review  Officer  will,  on a  quarterly  basis,  compare  all reported personal SECURITIES transactions with the Fund's completed portfolio transactions and a list of SECURITIES that were BEING CONSIDERED FOR PURCHASE OR SALE by the Fund's investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

          3. If the Review Officer finds that a Code violation may have occurred, or believes that a Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President. The President will independently determine whether the person violated the Code.

          4. No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

          5. The Review Officer will submit his or her own reports, as may be required pursuant to Part A hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer with respect to the Review Officer's reports.

          6. The Review Officer will create a written report detailing any approval(s) granted to ACCESS PERSONS for the purchase of securities offered in connection with an IPO or a LIMITED OFFERING. The report must include the rationale supporting any decision to approve such a purchase.

     C.   RESOLUTION; SANCTION(S).

               If the President finds that a person has violated the Code, the President will approve a proposed resolution of the situation or, if appropriate, impose upon the person sanctions that the President deems appropriate and will report the violation and the resolution and/or sanction imposed to the Fund's Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report.

VI.  ANNUAL WRITTEN REPORT TO THE BOARD

     At least once a year, the Adviser will provide the Fund's Board of Trustees a written report that includes the following information:

     A. ISSUES ARISING UNDER THE CODE. The report must describe any issue(s) that arose during the previous year under the Code or procedures thereto, including any material Code or procedural violations, and any resulting sanction(s). The Review Officer may report to the Board more frequently as he or she deems necessary or appropriate and shall do so as requested by the Board; and

     B. CERTIFICATION. Each report must be accompanied by a certification to the Board that the Adviser has adopted procedures reasonably necessary to prevent its ACCESS PERSONS from violating this Code.

VII. INTERRELATIONSHIP WITH THE FUND'S CODE OF ETHICS

     A.   GENERAL PRINCIPLE.

          A person who is both an officer and/or Trustee of the Fund and an officer, Director, and/or employee of the Adviser, is only required to report under this Code.

     B.   PROCEDURES. The President of the Adviser shall:

          1. Submit to the Board of Trustees of the Fund (the "Board") a copy of this Code;

          2. Promptly furnish to the Board, upon request, copies of any reports made under this Code by any person who is also covered by the Fund's Code;

          3. Promptly report to the Board in writing any material amendments to this Code; and

          4. Immediately furnish to the Board, without request, all material information regarding any violation of this Code by any person.

VIII. RECORDKEEPING

     The Adviser will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

     1. A copy of this Code and any other code adopted by the Adviser, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

     2. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

     3. A copy of each Initial Holdings Report, Quarterly Transaction Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Part A for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

     4. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

     5. A copy of each annual report required by Section VI of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

     6. A record of any decision, and the reasons supporting the decision, to approve the acquisition of securities acquired in an IPO or LIMITED OFFERING, must be maintained for at least five years after the end of the fiscal year in which the approval is granted.

IX.  MISCELLANEOUS

     A. CONFIDENTIALITY. All reports and other information submitted to the Adviser and/or the Fund pursuant to this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

     B. INTERPRETATION OF PROVISIONS. The President may from time to time adopt such interpretations of this Code as it deems appropriate.

     C. COMPLIANCE CERTIFICATION. Within 10 days of becoming an ACCESS PERSON of the Fund, and each year thereafter, each such person must complete the Compliance Certification, attached as Appendix V.





Adopted this _____ day of March, 2001.

                                     PART A

                         PROSPECT ASSET MANAGEMENT, INC.
              ACCESS PERSONS AND EMPLOYEES WITH INFORMATION ACCESS


I.   LIST OF SECURITIES HOLDINGS

     A.   INITIAL HOLDINGS REPORT.

          You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix III.

     B.   ANNUAL HOLDINGS REPORT.

          Each year, you must submit to the Review Officer a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix IV.

II.  REQUIRED TRANSACTION REPORTS

     A.   QUARTERLY TRANSACTION REPORTS.

          1. Each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

          2. If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

          3. You need not submit a Quarterly Transaction Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information about this reporting mechanism.


     B. WHAT SECURITIES TRANSACTIONS AND ACCOUNTS ARE COVERED UNDER THE QUARTERLY REPORTING OBLIGATION?

          You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. You must also report all of your accounts in which any securities were held for your direct or indirect benefit (this includes mutual fund accounts).

     C.   WHAT SECURITIES AND TRANSACTIONS MAY BE EXCLUDED FROM THE REPORT?

          You are not required to detail or list the following items on your reports:

          1. Purchases or sales effected for any account over which you have no direct or indirect influence or control;

          2. Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a SECURITY issued by your employer;

          3. Purchases effected on the exercise of rights issued by an issuer PRO RATA to all holders of a class of its SECURITIES, as long as you acquired these rights from the issuer, and sales of such rights;

          4. Purchases or sales which are non-volitional, including purchases or sales upon the exercise of written puts or calls and sales from a margin account pursuant to a BONA FIDE margin call; and

          5.   Purchases or sales of any of the following securities:

               o    Direct obligations of the U.S. government;

               o    Bankers'   acceptances,   bank   certificates   of  deposit,
                    commercial   paper   and  HIGH   QUALITY   SHORT-TERM   DEBT
                    INSTRUMENTS, including repurchase agreements; and

               o    Shares issued by registered, open-end investment companies.

     You must still report, however, any accounts in which these Securities are held. You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                                   APPENDIX I

                         PROSPECT ASSET MANAGEMENT, INC.
                                   DEFINITIONS

                                  GENERAL NOTE

   THE DEFINITIONS AND TERMS USED IN THIS CODE OF ETHICS ARE INTENDED TO MEAN
     THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940
   ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THIS CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR
                  OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCESS PERSON means:

o    any Trustee or officer of the Fund or of the Fund's investment adviser;

o any employee of the Fund or its investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Securities by the Fund or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

o any natural person in a control relationship to the Fund or its investment adviser, who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of Securities by the Fund.


                          [LIST AFFILIATED DIRECTOR(S)]


ALTERNATE REVIEW OFFICER means [name].

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any SECURITIES in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of SECURITIES held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

CONTROL means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. The facts and circumstances of a given situation may counter this presumption.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

INITIAL PUBLIC OFFERING ("IPO") means an offering of SECURITIES registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of section 13 or section 15(d) of the SECURITIES Exchange Act of 1934.

INVESTMENT PERSONNEL of the Fund or of a Fund's investment adviser means any employees of the Funds or investment adviser who, in connection with his or her regular duties, makes or participates in making recommendations regarding the purchase or sale of SECURITIES by the Fund.

As of [DATE], the Adviser's INVESTMENT PERSONNEL include:


                         [LIST OF QUALIFYING EMPLOYEES]


LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

ADVISER OFFICERS means any person lawfully elected by the Board and authorized to act on behalf of the Adviser. As of [DATE], the Adviser's OFFICERS are:


                             [LIST ADVISER OFFICERS]


PRESIDENT means Curtis Freeze.

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY.

REVIEW OFFICER means [name].

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, or shares issued by registered, open-end investment companies.

A SECURITY HELD OR TO BE ACQUIRED by the Fund means (A) any SECURITY that within the most recent 15 days, (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund; and (B) any option to purchase or sell, and any SECURITY convertible into or exchangeable for any SECURITY.

A SECURITY is BEING PURCHASED OR SOLD by the Fund from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A SECURITY is BEING CONSIDERED FOR PURCHASE OR SALE by a Fund when a SECURITY is identified as such by the Adviser to the Fund.

                                   APPENDIX II

                         PROSPECT ASSET MANAGEMENT, INC.
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

 Name of Reporting Person: ____________________________________________________
 Calendar Quarter Ended:_______________________________________________________
 Date Report Due:______________________________________________________________
 Date Report Submitted:________________________________________________________

SECURITIES TRANSACTIONS

----------------- ---------------------- -------------- --------------------- --------------- ------------ ---------------------
    Date of        Name of Issuer and       No. Of       Principal Amount,       Type of                     Name of Broker,
  Transaction       Title of Security     Shares (if     Maturity Date and     Transaction       Price        Dealer or Bank
                                          applicable)      Interest Rate                                        Effecting
                                                          (if applicable)                                      Transaction
----------------- ---------------------- -------------- --------------------- --------------- ------------ ---------------------


----------------- ---------------------- -------------- --------------------- --------------- ------------ ---------------------


----------------- ---------------------- -------------- --------------------- --------------- ------------ ---------------------


----------------- ---------------------- -------------- --------------------- --------------- ------------ ---------------------

If you had no reportable transactions during the quarter, please check here. [ ]

  If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

     ----------------------------------------------------------------------

-----------------------------------------------------------------------------

SECURITIES ACCOUNTS

If you established an account within the quarter, please provide the following information:


--------------------------------------- -------------------------------------- -------------------------------------
    Name of Broker, Dealer or Bank          Date Account was Established          Name(s) on and Type of Account
--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

If you did not establish a securities account during the quarter, please check here. [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

Signature                                            Date

                                  APPENDIX III

                         PROSPECT ASSET MANAGEMENT, INC.
                             INITIAL HOLDINGS REPORT

 Name of Reporting Person: ____________________________________________________
 Date Person Became Subject to the Code's Reporting Requirements: _____________ Information in Report Dated as of: ___________________________________________
 Date Report Due: _____________________________________________________________
 Date Report Submitted: _______________________________________________________

SECURITIES HOLDINGS

------------------------------------------------- ----------------------------------- ------------------------------
      Name of Issuer and Title of Security          No. of Shares (if applicable)      Principal Amount, Maturity
                                                                                       Date and Interest Rate (if
                                                                                               applicable)
------------------------------------------------- ----------------------------------- ------------------------------


------------------------------------------------- ----------------------------------- ------------------------------


------------------------------------------------- ----------------------------------- ------------------------------


------------------------------------------------- ----------------------------------- ------------------------------

If you have no securities holdings to report, please check here. [ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------

-----------------------------------------------------------------------------

SECURITIES ACCOUNTS

-------------------------------------- -------------------------------------- -------------------------------------
    Name of Broker, Dealer or Bank          Date Account was Established          Name(s) on and Type of Account
--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------

If you have no securities accounts to report, please check here. [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


Signature                                      Date



                                     III-1

                                   APPENDIX IV

                         PROSPECT ASSET MANAGEMENT, INC.
                             ANNUAL HOLDINGS REPORT


Name of Reporting Person:   ____________________________________________________
Information in Report Dated as of: _____________________________________________
Date Report Due: _______________________________________________________________
Date Report Submitted: _________________________________________________________
Calendar Year Ended:  December 31, _______

SECURITIES HOLDINGS

-------------------------------------------- --------------------------------- -------------------------------------
   Name of Issuer and Title of Security       No. of Shares (if applicable)    Principal Amount, Maturity Date and
                                                                                  Interest Rate (if applicable)
-------------------------------------------- --------------------------------- -------------------------------------


-------------------------------------------- --------------------------------- -------------------------------------


-------------------------------------------- --------------------------------- -------------------------------------


-------------------------------------------- --------------------------------- -------------------------------------

If you have no securities holdings to report for the year, please check here.[ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

-----------------------------------------------------------------------

----------------------------------------------------------------------------

SECURITIES ACCOUNTS

-------------------------------------------- --------------------------------- -------------------------------------
Name of Broker, Dealer or Bank                 Date Account was Established       Name(s) on and Type of Account
-------------------------------------------- --------------------------------- -------------------------------------

-------------------------------------------- --------------------------------- -------------------------------------

-------------------------------------------- --------------------------------- -------------------------------------

-------------------------------------------- --------------------------------- -------------------------------------

If you have no securities accounts to report for the year, please check here.  9

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

Signature                                      Date

                                   APPENDIX V

                         PROSPECT ASSET MANAGEMENT, INC.
                   ANNUAL AND INITIAL COMPLIANCE CERTIFICATION

                            ------------------------

                              INITIAL CERTIFICATION

I certify that I: (i)    have received, read and reviewed the Fund's Code;
                  (ii)   understand the policies and procedures in the Code;
                  (iii)  recognize  that  I am  subject  to  such  policies
                         and procedures;
                  (iv)   understand the penalties for non-compliance;
                  (v)    will fully comply with the Fund's Code; and
                  (vi)   have fully and accurately completed this Certificate.

Signature:____________________________
Name:_________________________________(Please print)
Date Submitted:_______________________
Date Due:_____________________________




                              ANNUAL CERTIFICATION

I certify that I: (i)    have received, read and reviewed the Fund's Code;
                  (ii)   understand the policies and procedures in the Code;
                  (iii)  recognize  that  I am  subject  to  such  policies
                         and procedures;
                  (iv)   understand the penalties for non-compliance;
                  (v)    have complied  with the Fund's Code and any  applicable
                         reporting requirements during this past year;
                  (vi)   have fully  disclosed  any  exceptions to my
                         compliance with the Code below;
                  (vii)  will fully comply with the Fund's Code; and
                  (vi)   have fully and accurately completed this Certificate.

EXCEPTION(S): _______________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Signature:____________________________
Name:_________________________________(Please print)
Date Submitted:_______________________
Date Due:_____________________________

                                   APPENDIX VI

                         PROSPECT ASSET MANAGEMENT, INC.
                        INVESTMENT ADVISER CERTIFICATION


Prospect Asset Management, Inc., investment adviser to the Prospect Japan Fund, hereby certifies to The Advisors' Inner Circle Fund Board of Trustees, that it has adopted procedures reasonably necessary to prevent its Access Persons from violating its Code of Ethics.



_________________________________________
Curtis Freeze                                        Date
PRESIDENT, PROSPECT ASSET MANAGEMENT, INC.



                                      VI-1